UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 27, 2004

                          SPIDERBOY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

               0-18292                                 41-0825298
       (Commission File Number)             (IRS Employer Identification No.)

         6345 GLEN OAKS LANE,
           ATLANTA, GEORGIA                              30328
     (principal executive offices)                    (Zip  Code)


                                 (404) 252-1977
              (Registrant's telephone number, including area code)

             2820 La Mirada Drive, Suite H, Vista, California 92083 (Former name or former address if changed since last report)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     On February 27, 2004, Janet Risher ("Risher"), Richard Schmidt ("Schmidt") and Billy V. Ray, Jr. ("Ray") completed the transactions contemplated by that certain Stock Purchase Agreement dated February 27, 2004, and attached as an exhibit to this Current Report on Form 8-K (the "Agreement"). Pursuant to the Agreement, Risher and Schmidt sold to Ray 21,851,503 shares of the registrant's common stock, no par value, constituting approximately 44.9 percent of the issued and outstanding common stock of the registrant, and 1,000,000 shares of the registrant's preferred stock, par value $0.001 per share, constituting 100 percent of the issued and outstanding preferred stock of the registrant, for the purchase price of $250,000.

     Following the completion of the stock purchase transaction, Ray was elected a director and Chief Executive Officer of the registrant.

     Because of the change in ownership of voting stock and the composition of the board after the closing of the Agreement, there was a change in control of the registrant upon completion of the transaction contemplated by the Agreement. The percentage of voting securities of the registrant now beneficially owned by Ray is 44.9 percent of the common stock and 100 percent of the preferred stock. The preferred shares are not convertible into common shares of the registrant, however, each preferred share has the same voting rights as 250 shares of the common stock of the registrant. As a result, Ray has the power to vote 271,851,503 shares of the common stock of the registrant which number exceeds the total issued and outstanding shares of the registrant's common stock.

     The purchase price for the shares sold pursuant to the Agreement consisted of a promissory note in the amount of $250,000, attached as an exhibit to this Current Report on Form 8-K (the "Note"). Ray is the Maker, and Richard Schmidt and Janet Risher, collectively, are the Payees under the Note. The Note is secured by a Stock Pledge Agreement, dated February 27, 2004 and attached as an exhibit to this Current Report on Form 8-K. Pursuant to the Stock Pledge Agreement, Ray granted to Schmidt and Risher a security interest in the 21,851,503 shares of the registrant's common stock, and the 1,000,000 shares of the registrant's preferred stock acquired by Ray pursuant to the Agreement, as collateral to secure the payment of the Note.

     There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant, the operation of which may at a subsequent date result in a change in control of the registrant.

ITEM  5.  OTHER  EVENTS.

     As of March 3, 2004, the registrant changed its address. The registrant's new address is 6345 Glen Oaks Lane, Atlanta, Georgia 30328. The registrant's new telephone number is (404) 252-1977.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial Statements.
          ----------------------

     None.

     (b)  Exhibits.
          --------

     The following exhibits are filed herewith:

EXHIBIT NO.              IDENTIFICATION OF EXHIBIT
-----------              -------------------------

     2.1     Stock Purchase Agreement by and between Janet Risher, Richard
             Schmidt, the Issuer and Billy V. Ray, Jr., dated February 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2004
                                       SPIDERBOY  INTERNATIONAL,  INC.

                                       By /s/ Richard Mangiarelli
                                          -----------------------------------
                                          Richard Mangiarelli, President


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